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                                                                EXHIBIT 10 (a)

                             THIRD AMENDMENT TO THE
                            QUAKER STATE CORPORATION
                            1994 STOCK INCENTIVE PLAN

     This Third Amendment made effective as of April 14, 1998 by Quaker State Corporation (the "Corporation").

                              W I T N E S S E T H:

     WHEREAS, the Corporation established the Quaker State Corporation 1994 Stock Incentive Plan on May 12, 1994 (as heretofore amended, the "Plan");

     WHEREAS, the Plan may be amended in accordance with Section 11 thereof; and

     WHEREAS, the Corporation wishes to amend the Plan as herein provided;

     NOW, THEREFORE, under the powers retained by the Corporation's Board of Directors under Section 11 of the Plan and pursuant to the authorization of the Board of Directors granted on April 14, 1998, the Corporation hereby amends the Plan as follows:

1. Clause (d) of the definition of "Section 8 Event" found in Section 8(A) is hereby amended to insert at the end thereof the following:

     ", provided that the transaction so approved by the stockholders is actually consummated."

2. In all other respects, the provisions of the Plan are hereby ratified and confirmed, and shall continue in full force and effect.


     IN WITNESS WHEREOF, the Corporation has evidenced the adoption of this Third Amendment to the Plan by the signature of its duly authorized officer.

                                     QUAKER STATE CORPORATION

                                     By: /s/ Paul E. Konney
                                        ---------------------------------------
                                       Name:  Paul E. Konney
                                       Title:   Senior Vice President, General
                                                Counsel and Secretary

Attest:

By: /s/ Carrie L. Sherwood
   ---------------------------------
Name: Carrie L. Sherwood
Title:  Assistant Secretary


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